UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2012

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 East Colorado Boulevard, Suite 299	91101
Pasadena, California
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (626) 578-0777

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N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]                              Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01.                             Other Events.

Alexandria Real Estate Equities, Inc. (the “Company”) is filing this Current Report on Form 8-K for the purpose of, among other things, incorporating the contents of this report into its Post-Effective Amendment No. 1 (the “Post-Effective Amendment”) to its Registration Statement on Form S-3 (File No. 333-158400) (the “Registration Statement”) that the Company intends to file on or about the date hereof.  The Post-Effective Amendment will add Alexandria Real Estate Equities, L.P., a Delaware limited partnership and wholly-owned subsidiary of the Company (the “Operating Partnership”), as a co-registrant under the Registration Statement and will register guarantees of debt securities by the Operating Partnership as additional securities to be offered pursuant to the Registration Statement.

At the time of filing the Post-Effective Amendment, the Operating Partnership will become subject to the requirements of Rule 3-10 of Regulation S-X (“Rule 3-10”) under the Securities Act of 1933, as amended, regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered.  Pursuant to Rule 3-10, the Company is filing this Current Report on Form 8-K to provide an additional footnote, Note 20, “Condensed consolidating financial information,” to the Company’s audited consolidated financial statements included within Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 (the “2011 Form 10-K”), originally filed with the Securities and Exchange Commission on February 21, 2012.

The updated financial statements are filed as Exhibit 99.1 hereto, are incorporated herein by reference, and have been updated, in compliance with generally accepted accounting principles, solely to include the new footnote referenced above.  All other information provided in the 2011 Form 10-K remains unchanged.  Accordingly, this Current Report on Form 8-K should be read in conjunction with the Company’s 2011 Form 10-K and other information that the Company has filed with the Securities and Exchange Commission.

Item 9.01.                         Financial Statements and Exhibits.

(d)                          Exhibits.

23.1                    Consent of Ernst & Young LLP.

99.1                    Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 – Financial Statements and Supplementary Data.

101                        The following materials from the Company’s annual report on Form 10-K for the year ended December 31, 2011, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Balance Sheets as of December 31, 2011 and 2010, (ii) Consolidated Income Statements for the years ended December 31, 2011, 2010 and 2009, (iii) Consolidated Statement of Changes in Stockholders’ Equity and Noncontrolling Interests for the years ended December 31, 2011, 2010, and 2009, (iv) Consolidated Statements of Cash Flows, for the years ended December 31, 2011, 2010, and 2009, (v) Notes to Consolidated Financial Statements, and (vi) Schedule III - Consolidated Financial Statement Schedule of Rental Properties and Accumulated Depreciation of Alexandria Real Estate Equities, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Date:	February 22, 2012	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Chief Financial Officer